SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 1997


                                 CRYOLIFE, INC.
               (Exact name of registrant as specified in charter)


                        Commission File Number - 0-21104

                Florida                                 59-2417093
    (State or other jurisdiction of           (IRS Employer Identification No.)
            incorporation)




     1655 Roberts Boulevard, N.W.
           Kennesaw, Georgia                                          30144
(Address of principal executive offices)                            (Zip Code)




        Registrant's telephone number including area code (770) 419-3355



  (Former name or former address, if changed since last report) Not Applicable

     EXPLANATORY NOTE: On March 19, 1997, CryoLife, Inc. (the "Registrant") filed with the Securities and Exchange Commission (the "Commission") a Report on Form 8-K (the "Initial 8-K Report") with respect to the Registrant's merger of Ideas for Medicine, Inc., a Florida corporation ("IFM") with and into CryoLife Acquisition Corporation, a Florida corporation wholly-owned by the Registrant.

     In accordance with Item 7(a)(4) of Form 8-K, the Initial 8-K Report did not include the historical IFM financial statements and the condensed consolidated pro forma financial information of the Registrant (the "Financial Information") and instead contained an undertaking to file the Financial Information with the Commission in an amendment to the Initial 8-K Report as soon as practicable, but not later than 60 days after March 20, 1997. This amendment is being filed for the purpose of satisfying the Registrant's undertaking to file the Financial Information, and this amendment should be read in conjunction with the Initial 8-K Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         The balance sheet of IFM as of December 31, 1996, and the related statements of income and retained earnings, and cash flows for the year ended December 31, 1996, together with the related notes and audit report of Ernst & Young LLP, are included herein.



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






                         Report of Independent Auditors


Board of Directors and Shareholders
Ideas for Medicine, Inc.

We have audited the accompanying balance sheet of Ideas for Medicine, Inc. as of December 31, 1996, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ideas for Medicine, Inc. at December 31, 1996, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.

February 5, 1997                                              ERNST & YOUNG LLP


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



                            IDEAS FOR MEDICINE, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1996

ASSETS
Current assets:
   Cash                                                         $       180,408
   Accounts receivable, net of allowance for
     doubtful accounts of $10,590                                       741,352
   Inventories                                                          651,882
   Prepaid expenses                                                      47,311
                                                                     -----------
Total current assets                                                  1,620,953

Property and equipment, net                                             200,065
Other assets, net                                                         6,586
                                                                     -----------
                                                                $     1,827,604
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable                                             $       220,240
   Accrued liabilities                                                   64,020
                                                                     -----------
Total current liabilities                                               284,260

Commitments and contingencies

Shareholders' equity:
   Common stock, $.01 par value; 150,000 shares
           authorized; 105,590 shares issued and
           outstanding                                                    1,056
   Additional paid-in capital                                           642,768
   Retained earnings                                                    899,520
                                                                     -----------
Total shareholders' equity                                            1,543,344
                                                                     -----------
                                                                $     1,827,604
                                                                     ===========
See accompanying notes.
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



                            IDEAS FOR MEDICINE, INC.

                    STATEMENT OF INCOME AND RETAINED EARNINGS

                          YEAR ENDED DECEMBER 31, 1996


Net sales                                                       $     6,344,114
Cost of sales                                                         3,331,669
                                                               ----------------
Gross profit                                                          3,012,445
Selling, general and administrative expenses                          2,660,051
                                                               ----------------
Operating income                                                        352,394

Other income, net                                                         1,805
                                                               ----------------

Net income                                                              354,199
Retained earnings at beginning of year                                1,095,321
                                                               ----------------
                                                                      1,449,520
Less distributions paid                                                 550,000
                                                               ----------------
Retained earnings at end of year                                $       899,520
                                                               ================

See accompanying notes.



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



                            IDEAS FOR MEDICINE, INC.

                             STATEMENT OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 1996

OPERATING ACTIVITIES
Net income                                                   $          354,199
Adjustments to reconcile net income to net cash
     provided by operating activities:
         Depreciation and amortization                                  153,952
         Provision for doubtful accounts                                 11,272
         Loss on disposal of assets                                       5,181
         Changes in operating assets and liabilities:
             Accounts receivable                                         61,023
             Inventories                                                (35,856)
             Other assets                                                16,046
             Accounts payable and accrued liabilities                    93,029
                                                                      ---------
Net cash provided by operating activities                               658,846

INVESTING ACTIVITIES
Purchases of property and equipment                                    (107,579)
Net cash used in investing activities                                  (107,579)

FINANCING ACTIVITIES
Payments of note                                                        (12,398)
Distributions paid                                                     (550,000)
                                                                      ---------
Net cash used in financing activities                                  (562,398)
                                                                      ---------
Net decrease in cash                                                    (11,131)
Cash at beginning of year                                               191,539
                                                                       --------
Cash at end of year                                          $          180,408
                                                                       ========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
     INFORMATION
Interest paid                                                $              157
                                                                     ==========

See accompanying notes.




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



                            IDEAS FOR MEDICINE, INC.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

1.   NATURE OF BUSINESS

Ideas for Medicine, Inc. (the "Company) is a closely-held Florida corporation. The Company designs and manufactures a variety of surgical devices. The devices are marketed primarily to hospitals in the United States and throughout the world through stocking and non-stocking distributors. The Company's corporate offices and manufacturing facilities are located in Clearwater, Florida.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Sales are recorded when the related goods are shipped.

INVENTORIES

Inventories are stated at the lower of average cost or market.

PROPERTY AND EQUIPMENT

Property and equipment is recorded at cost. Depreciation is computed primarily using accelerated methods over the following useful lives:

                  Manufacturing Equipment                           5-7 years
                  Office furniture and equipment                    5-7 years
                  Leasehold improvements                        Life of lease

PATENTS

Patent costs are expensed in the period in which they are incurred.

INCOME TAXES

The Company operates as an "S" Corporation under the Internal Revenue Code and, consequently, is not subject to federal income tax. The Company's shareholders include their proportionate shares of the Company's income in their individual income tax returns.



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



                            IDEAS FOR MEDICINE, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

USE OF ESTIMATES

The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

3.   INVENTORIES

Inventories consist of the following at December 31, 1996:

Finished Goods                                              $         317,757
Work-in-process                                                        53,663
Raw Materials                                                         280,462
                                                                      -------
                                                            $         651,882


4.   PROPERTY AND EQUIPMENT

Property and equipment consist of the following at December 31, 1996:

Manufacturing equipment                                     $         450,390
Office furniture and equipment                                        215,334
Leasehold improvements                                                101,750
                                                                      -------
                                                                      767,474

Less accumulated depreciation
     and amortization                                                 567,409
                                                                      -------
                                                            $         200,065
                                                                      =======



5.   RESEARCH AND DEVELOPMENT EXPENSES

Research and development expenses, aggregating $260,000 in 1996 are expensed as incurred.




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



                            IDEAS FOR MEDICINE, INC.

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)


6.   CREDIT ARRANGEMENTS

Under a revolving line of credit arrangement dated September 27, 1996 with a bank, the Company may borrow up to $250,000 with borrowings due and payable on demand. No amounts were borrowed under such line during 1996.

7.   COMMITMENTS AND CONTINGENCIES

During 1996 the Company leased its facilities under a non-cancelable operating lease which expired December 31, 1996. Rent expense for 1996 totaled $172,000. Effective January 1, 1997, the Company leases its manufacturing facilities on a month-to-month basis (see Note 8) and its office facility is leased under a non-cancelable operating lease expiring on December 31, 1997. Minimum rent payments under this one-year lease total $20,000.

8.   RELATED PARTY TRANSACTIONS

The Company leases its manufacturing facilities from shareholders of the Company under month-to-month leases for $7,000 per month.

9.   CONCENTRATION OF CREDIT RISK

The Company maintains the majority of its cash balances at one financial institution. These balances are insured by the Federal Deposit Insurance Corporation up to $100,000. The uninsured balance on deposit at the financial institution totaled $220,000 at December 31, 1996.

10.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The  carrying  amounts  reported  in  the  balance  sheet  for  cash,   accounts
receivable, and accounts payable approximate their fair values.

11.  LEGAL COSTS

During 1996 the Company incurred legal expenses aggregating $117,000 relating to the settlement of three separate lawsuits.





413659.6

                            IDEAS FOR MEDICINE, INC.

12.  GEOGRAPHIC AREA

The Company produces surgical devices for hospitals in the United States and throughout the World. All sales are to unaffiliated customers. Sales to international distributors aggregated $1,304,000 in 1996.

13.  PROPOSED MERGER

The Company is involved in negotiations with a third-party corporation for a proposed merger of the Company with and into a wholly-owned subsidiary of CryoLife, Inc. The accompanying financial statements do not include any adjustments which may be required upon the successful completion of such a merger.

14.  EVENT SUBSEQUENT TO DATE OF AUDITORS' REPORT

On March 5, 1997 CryoLife, Inc. acquired the stock of the Company for consideration of approximately $4.5 million in cash and approximately $5 million in convertible debentures plus related expenses. The acquisition was accounted for as a purchase.






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                                       -9-

         (b)  Unaudited Pro Forma Condensed Consolidated Financial Information.

         Set forth below are the following unaudited pro forma condensed consolidated financial statements:

              1. Introduction to Condensed Consolidated Pro Forma Financial Statements.

              2. ProFormaCondensed Consolidated Statement of Income for the Year Ended December 31, 1996.

              3. ProForma Condensed Consolidated Balance Sheet as of December 31, 1996.



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                                      -10-

                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL INFORMATION

     INTRODUCTORY NOTE: The following unaudited pro forma condensed consolidated balance sheet and statement of income reflect the financial position at December 31, 1996 and results of operations for the year ended December 31, 1996 of CryoLife, Inc. (the "Registrant") as if the acquisition of Ideas for Medicine
(IFM) on March 5, 1997 had occurred on December 31, 1996 and January 1, 1996, respectively.

     The unaudited pro forma condensed consolidated balance sheet and statement of income do not purport to represent the Registrant's financial position or results of operations had the transactions actually occurred on December 31,
1996 or January 1, 1996, respectively, or to project the Registrant's consolidated results of operations for any future periods.

     The pro forma adjustments are based upon available information. These adjustments are directly attributable to the transaction referred to above, and are expected to have a continuing impact on the Registrant's business, results of operations, and financial position. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements of the Registrant, which are included in its Form 10-K for the year ended December 31, 1996, and Ideas for Medicine, Inc., which are included elsewhere herein.


413659.6



                                 CRYOLIFE, INC.
               PROFORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)

                                                                     IDEAS FOR                                 PRO FORMA
                                                CRYOLIFE, INC.        MEDICINE                                CONSOLIDATED
                                                  YEAR ENDED         YEAR ENDED        PRO FORMA               YEAR ENDED
                                                   12/31/96           12/31/96        ADJUSTMENTS               12/31/96
                                              ------------------  ----------------  ---------------        ------------------
REVENUES:
    Cryopreservation and product              $    36,678,000    $     6,344,000                          $     43,022,000
    Grants, licenses and other                        361,000                                                      361,000
    Interest income                                   189,000              2,000                                   191,000
                                                  -----------         ----------                               -----------
Total revenues                                     37,228,000          6,346,000                                43,574,000

COST AND EXPENSES:
    Preservation costs and cost of products
        sold                                       12,593,000          3,332,000                                15,925,000
    General and administrative                     15,673,000          2,510,000    $     200,000 (A)           18,531,000
                                                                                           10,000 (B)
                                                                                          488,000 (C)
                                                                                         (350,000)(D)
    Research and development                        2,807,000            150,000                                 2,957,000
    Interest expense                                   72,000                             733,000 (E)              805,000
                                                 ------------      --------------        --------                ---------
Total costs and expenses                           31,145,000          5,992,000        1,081,000               38,218,000

Income before income taxes                          6,083,000            354,000       (1,081,000)               5,356,000

Income tax expense (benefit)                        2,156,000                            (240,000) (F)           1,916,000

Net income                                    $     3,927,000    $       354,000    $    (841,000)         $     3,440,000
                                                  ===========       ============        ==========             ============

Earnings per share of common stock            $          0.40                                              $          0.35
                                                =============                                                ==============

Weighted average common and common
    equivalent shares outstanding                   9,906,000                                                    9,906,000
                                                  ===========                                                 ============




(A) Represents consulting agreement with former principal owner of Ideas for Medicine.

(B) Represents automobile allowance with former principal owner of Ideas for Medicine.

(C) Represents amortization associated with intangible assets recorded in connection with the acquisition.

(D) Adjustments for the salary of personnel who are no longer with the Registrant.

(E) Adjustments of interest expense for borrowings and indebtedness related to the acquisition.

(F) Income tax benefit related to additional expenses and IFM subchapter S pretax income.


413659.6


                                 CRYOLIFE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996


                                                                    Ideas for
                                              CryoLife, Inc.          Medicine                               Consolidated Pro
                                               December 31,         December 31,          Pro Forma          Forma December
                                                   1996                 1996             Adjustments            31, 1996
                                             ----------------     -----------------     --------------      -----------------

ASSETS:
     Cash                                  $      1,370,000     $         181,000                         $       1,551,000
     Marketable Securities                           43,000                                                          43,000
     Receivables, net                             8,197,000               741,000      $     (23,000)(A)          8,915,000

     Deferred preservation costs                  7,178,000                                                       7,178,000
     Inventories                                    260,000               652,000             84,000 (B)            996,000
     Prepaid expenses                               846,000                47,000                                   893,000
     Deferred income taxes                          287,000                                                         287,000
                                                -----------        --------------         -----------           -----------
Total current assets                             18,181,000             1,621,000             61,000             19,863,000

     Property and equipment                      11,567,000               200,000           (100,000)(C)         11,667,000
     Goodwill                                     1,846,000                                6,873,000 (D)          8,719,000
     Other intangibles                            3,379,000                 7,000          1,697,000 (D)          5,083,000
                                                -----------           -----------           ---------             ---------
Total assets                               $     34,973,000     $       1,828,000      $   8,531,000     $       45,332,000
                                                 ==========            ==========           =========            ==========

LIABILITIES
     Accounts payable                      $      3,696,000     $         220,000                         $       3,916,000
     Accrued expenses                               934,000                64,000      $     575,000 (E)          1,573,000
     Accrued procurement fees                     1,210,000                                                       1,210,000
     Current maturities of debt                     527,000                                                         527,000
     Accrued compensation                           878,000                                                         878,000
                                                -----------         -------------        -------------          -----------
Total current liabilities                         7,245,000               284,000            575,000              8,104,000

Bank line of credit                               1,250,000                                4,500,000 (F)          5,750,000
Long-term debt                                    1,549,000                                5,000,000 (F)          6,549,000

Shareholders' equity
     Common Stock                                   101,000                 1,000             (1,000)(G)            101,000
     APIC                                        17,128,000               643,000           (643,000)(G)         17,128,000
     Retained earnings                            7,902,000               900,000           (900,000)(G)          7,902,000
     Treasury stock                                 (1,000)                                                          (1,000)
     Shareholder notes receivable                 (180,000)                                                        (180,000)
     Unrealized loss                               (21,000)                                                         (21,000)
                                                 ----------             ---------          ---------        -------------
Total liabilities and shareholders' equity $     34,973,000     $       1,828,000      $   8,531,000      $      45,332,000
                                                 ==========             =========          =========             ==========



413659.6


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



                                 CRYOLIFE, INC.
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                DECEMBER 31, 1996

(A)  To adjust accounts receivable to net realizable value.

(B)  To write up finished goods inventory to net realizable value.

(C) To adjust property and equipment to net realizable value as a result of the Registrant's intentions to replace certain equipment in connection with construction of IFM's new office/manufacturing facilities.

(D)  To  record  goodwill  and  other  intangible   assets  resulting  from  the
     acquisition of IFM. The expected useful lives of such assets range from 5 to 20 years.

(E)  To accrue expenses associated with the acquisition.

(F) To record borrowings on the line of credit and the issuance of the convertible subordinated debenture in connection with the acquisition of IFM. The former stockholders of IFM received an aggregate consideration of $9.5 million, consisting of $4.5 million in cash and a convertible subordinated debenture in the principal amount of $5 million.

(G)  To eliminate the equity of IFM.



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



(c)  Exhibits.

Exhibit
Number                             Description
------                             -----------
2.1*

                  Agreement  and Plan of Merger  dated as of March 5, 1997 among
                  the  Registrant,   Ideas  For  Medicine,   Inc.   ("IFM")  and
                  Stockholders of IFM.

23.1              Consent of Ernst & Young LLP




--------------------------
    *    PREVIOUSLY FILED.



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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CRYOLIFE, INC.



Date:  May 15, 1997           By:     /s/ Edwin B. Cordell, Jr.
                                      ------------------------------------
                                      Edwin B. Cordell, Jr., Vice President and
                                      Chief Financial Officer






413659.6

                                  EXHIBIT INDEX

Exhibit
                               Number Description
                               ------ -----------

2.1* Agreement and Plan of Merger dated as of March 5, 1997 among the Registrant, Ideas For Medicine, Inc. ("IFM") and Stockholders of IFM.

23.1    Consent of Ernst & Young LLP



------------------

  *  PREVIOUSLY FILED.






413659.6